[Black and white print advertisement.]
[Upper half of the ad is a photograph of two fencers in competition with one fencer lunging towards the other in a decisive, offensive move. Headline prints in white type over bottom of photograph:]
HIGH YIELD.
[Below the photograph in smaller black type is the following text:] Now you can diversify your fund portfolio with the potential long-term capital appreciation of real estate. CGM Realty Fund is generating an impressive current yield of 6.94%*, reflecting the fundamental strengths of the Real Estate Investment Trusts (REITs) in which the fund invests. Raise your sights. Discover the power of yield. Call now for more information and a prospectus.
[Below the body copy in larger type:]
CGM REALTY FUND
[A line drawing of a fencer in a box with a black and white striped background appears below (logo). To the right of the logo is the following text:]
The CGM Funds
222 Berkeley Street, Suite 1013
Boston, MA 02116
www.CGMFunds.com
[A phone number appears next and prints in a larger size than does the ad body copy:]
1-800-598-0772
[Beneath the phone number in all capital letters:]
MANAGED BY KEN HEEBNER
[Beneath the body of the ad running the full width is the following text in black type against a white background (smaller type size than ad body copy except for numbers which appear in same size type as number in ad body copy):] *6.94% is the Fund's current yield annualized for the 30 days ended 11/4/98. -19.7%, 15.4% and 13.7% are the average annual total returns for the one and four-year periods ended 9/30/98 and from inception (May 13, 1994) through 9/30/98. The Fund's adviser adsorbed a portion of management fees and expenses from inception through 12/31/97. Otherwise the total return would be lower. This information represents past performance, which is no guarantee of future results. The investment return and principal value of your shares will fluctuate and you may have a gain or loss when you sell shares. For more complete information, including management fees, charges, and expenses, refer to the current prospectus which is available from the address above. Read it carefully before you invest or send money.


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[Entire ad is surrounded by a decorative border containing the following words used as a repetitive pattern:] NO-LOAD